                                                                               .
                                                                               .
                                                                               .


                                                                  Exhibit (g)(x)



                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                                       EFFECTIVE DATE
----                                                                                       --------------
A.  Sweep Share Classes
-----------------------
Schwab Money Market Fund                                                                   May 1, 1993

Schwab Government Money Fund                                                               May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                                   May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                                        May 1, 1993

Schwab US Treasury Money Fund                                                              May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                                          November 10, 1994

Schwab New Jersey Municipal Money Fund                                                     January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                                   January 20, 1998

Schwab AMT Tax-Free Money Fund (formerly Schwab Florida
Municipal Money Fund) -- Sweep Shares                                                      February 16, 1998

Schwab Massachusetts Municipal Money Fund                                                  April 21, 2003

Schwab Cash Reserves                                                                       July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares                                               July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares                                       July 9, 2004


B.  Other Share Classes
-----------------------
Schwab Value Advantage Money Fund -- Investor Shares                                       May 1, 1993

Schwab Value Advantage Money Fund -- Institutional Shares                                  June 14, 2002

Schwab Value Advantage Money Fund -- Select Shares                                         February 25, 2003

Schwab Value Advantage Money Fund -- Institutional Prime
Shares                                                                                     May 24, 2006

Schwab Retirement Advantage Money Fund (formerly Schwab
Institutional Advantage Money Fund)                                                        May 1, 1993

Schwab Investor Money Fund (formerly Schwab Retirement Money
Fund)                                                                                      November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                                      June 6, 1995

                                                                  Exhibit (g)(x)

Schwab Municipal Money Fund -- Institutional Shares                                        May 29, 2003

Schwab Municipal Money Fund -- Select Shares                                               May 29, 2003

Schwab California Municipal Money Fund -- Value Advantage
Shares                                                                                     June 6, 1995

Schwab New York Municipal Money Fund -- Value Advantage
Shares                                                                                     June 6, 1995

Schwab AMT Tax-Free Money Fund -- Value Advantage Shares                                   November 1, 2006


                       THE CHARLES SCHWAB FAMILY OF FUNDS

                       By:  /s/ Kimon Daifotis
                            ---------------------------------
                            Kimon Daifotis,
                            Senior Vice President and
                            Chief Investment Officer -- Fixed Income

                       CHARLES SCHWAB & CO., INC.

                       By:  /s/ Fred Potts
                            ---------------------------------
                            Fred Potts,
                            Senior Vice President

Dated as of 10/11/06
            --------

                                                                  Exhibit (g)(x)

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

         FUND                                                                FEE
         ----                                                                ---

A.       Sweep Share Classes
         -------------------
         Schwab Money Market Fund                                            An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Government Money Fund                                        An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Municipal Money Fund-Sweep Shares                            An annual fee, payable monthly, of twenty
         (formerly Schwab Tax-Exempt Money Fund)                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab California Municipal Money Fund-Sweep Shares                 An annual fee, payable monthly, of twenty
         (formerly Schwab California Tax-Exempt Money Fund)                  one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab US Treasury Money Fund                                       An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab New York Municipal Money Fund-Sweep Shares                   An annual fee, payable monthly, of twenty
         (formerly Schwab New York Tax-Exempt Money Fund)                    one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab New Jersey Municipal Money Fund                              An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Pennsylvania Municipal Money Fund                            An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

                                                                  Exhibit (g)(x)

         Schwab AMT Tax-Free Money Fund (formerly Schwab                     An annual fee, payable monthly, of twenty
         Florida Municipal Money Fund) --  Sweep Shares                      one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Massachusetts Municipal Money Fund                           An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Cash Reserves                                                An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Advisor Cash Reserves -- Sweep Shares                        An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Advisor Cash Reserves -- Premier Sweep Shares                An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

B.       Other Share Classes
         -------------------
         Schwab Value Advantage Money Fund -- Investor Shares                An annual fee, payable monthly, of twenty
                                                                             one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

         Schwab Value Advantage Money Fund -- Institutional                  An annual fee, payable monthly, of three
         Shares                                                              one-hundredths of one percent (.03%) of the
                                                                             Fund's average daily net assets

         Schwab Value Advantage Money Fund -- Select Shares                  An annual fee, payable monthly, of ten
                                                                             one-hundredths of one percent (.10%) of the
                                                                             Fund's average daily net assets

         Schwab Value Advantage Money Fund -- Institutional                  An annual fee, payable monthly, of one
         Prime Shares                                                        one-hundredths of one percent (.01%) of the
                                                                             Fund's average daily net assets

         Schwab Retirement Advantage Money Fund (formerly                    An annual fee, payable monthly, of seventeen
         Schwab Institutional Advantage Money Fund)                          one-hundredths of one percent (.17%) of
                                                                             the Fund's average daily net assets

         Schwab Investor Money Fund (formerly Schwab                         An annual fee, payable monthly, of twenty
         Retirement Money Fund)                                              one-hundredths of one percent (.20%) of the
                                                                             Fund's average daily net assets

                                                                  Exhibit (g)(x)

         Schwab Municipal Money Fund-Value Advantage Shares                  An annual fee, payable monthly, of seventeen
         (formerly Schwab Tax-Exempt Money Fund)                             one-hundredths of one percent (.17%) of
                                                                             the Fund's average daily net assets

         Schwab Municipal Money Fund-Institutional Shares                    An annual fee, payable monthly, of seventeen
                                                                             one-hundredths of one percent (.17%) of the
                                                                             Fund's average daily net assets

         Schwab Municipal Money Fund-Select Shares                           An annual fee, payable monthly, of seventeen
                                                                             one-hundredths of one percent (.17%) of the
                                                                             Fund's average daily net assets

         Schwab California Municipal Money Fund-Value                        An annual fee, payable monthly, of seventeen
         Advantage Shares (formerly Schwab California                        one-hundredths of one percent (.17%) of
         Tax-Exempt Money Fund)                                              the Fund's average daily net assets

         Schwab New York Municipal Money Fund-Value Advantage                An annual fee, payable monthly, of seventeen
         Shares (formerly Schwab New York Tax-Exempt Money                   one-hundredths of one percent (.17%) of
         Fund)                                                               the Fund's average daily net assets


         Schwab AMT Tax-Free Money Fund -- Value Advantage                   An annual fee, payable monthly, of seventeen
         Shares                                                              one-hundredths of one percent (.17%) of the
                                                                             Fund's average daily net assets


                       THE CHARLES SCHWAB FAMILY OF FUNDS

                       By:  /s/ Kimon Daifotis
                            ---------------------------------
                            Kimon Daifotis,
                            Senior Vice President and
                            Chief Investment Officer -- Fixed Income

                       CHARLES SCHWAB & CO., INC.

                       By:  /s/ Fred Potts
                            ---------------------------------
                            Fred Potts,
                            Senior Vice President

Dated as of 10/11/06
            --------